SALE-LEASEBACK AGREEMENT


     THIS SALE-LEASEBACK AGREEMENT (this "Agreement") is made as of October 19, 2000, by and among PUBS PROPERTY, LLC, a Delaware limited liability company ("Buyer"), whose address is c/o U.S. Realty Advisors, LLC, 1370 Avenue of the Americas, New York, New York 10019, AVADO BRANDS, INC., a Georgia corporation ("Guarantor"), whose address is Hancock at Washington, Madison, Georgia 30650, and HOPS GRILL & BAR, INC., a Florida corporation ("Seller"), whose address is 2701 North Rocky Point Drive, Suite 300, Tampa, Florida 33607 (Seller and Guarantor are referred to collectively as the "Seller Entities").

                             PRELIMINARY STATEMENT:

     Unless otherwise expressly provided herein, all defined terms used in this Agreement shall have the meanings set forth in Section 1. The Seller Entities own or have an option or right to purchase the Properties. Buyer desires to purchase the Properties pursuant to this Agreement and lease the Properties to Seller pursuant to the Lease.

                                   AGREEMENT:

     In consideration of the mutual covenants and provisions of this Agreement, the parties agree as follows:

     1. Definitions. The following terms shall have the following meanings for all purposes of this Agreement:

     "Acknowledgement" means the Acknowledgement of Master Lease Assignment dated as of the date of this Agreement among Lessor, Lessee, Lender and Remainderman.

     "Affiliate" means any person or entity which directly or indirectly controls, is under common control with, or is controlled by any other person or entity. For purposes of this definition, "controls", "under common control with" and "controlled by" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such person or entity, whether through ownership of voting securities or otherwise.

     "Closing" shall have the meaning set forth in Section 5.

     "Closing Date" shall have the meaning set forth in Section 5.

     "Code" means the United States Bankruptcy Code, 11 U.S.C. Sec. 101 et seq., as amended.

     "Commitment" means that certain commitment letter dated September 11, 2000, between U.S. Realty Advisors, LLC and Guarantor, and any amendments or supplements thereto.

     "Consent Agreement" means that certain Consent Agreement and Order, Docket No. 00-AL-J-07-0315-CC, In Re: Food Service Permit No. 32-2545, regarding the Property located at 5195 Fernandina Road, Columbia, South Carolina signed on July 31, 2000.

     "Counsel" means one or more legal counsel to Seller and Guarantor licensed in the states in which (i) the Properties are located, (ii) Seller and Guarantor are incorporated or formed and (iii) Seller and Guarantor maintain their chief executive offices, as selected by Seller and Guarantor and approved by Buyer.

     "De Minimis Amounts" shall mean, with respect to any given level of Hazardous Materials, that level or quantity of Hazardous Materials in any form or combination of forms, the use, storage or release of which does not constitute a violation of, or require regulation or remediation under, any Environmental Laws and is customarily employed in the ordinary course of, or associated with, similar businesses located in the states in which the Properties are located.


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
     "Environmental Condition" means any condition with respect to soil, surface waters, groundwaters, land, stream sediments, surface or subsurface strata, ambient air and any environmental medium comprising or surrounding any of the Properties, whether or not yet discovered, which could or does result in any damage, loss, cost, expense, claim, demand, order or liability to or against Seller, Guarantor, Buyer or Lender by any third party (including, without limitation, any Governmental Authority), including, without limitation, any condition resulting from the operation of Seller's or Guarantor's business and/or the operation of the business of any other property owner or operator in the vicinity of any of the Properties and/or any activity or operation formerly conducted by any person or entity on or off any of the Properties.

     "Environmental   Insurer"  means  American  International  Specialty  Lines
Insurance Company or such other insurer providing Environmental Policies reasonably acceptable to Buyer.

     "Environmental Laws" means any present and future federal, state and local laws, statutes, ordinances, rules, regulations and the like, as well as common law, relating to Hazardous Materials and/or the protection of human health or the environment, by reason of a Release or a Threatened Release of Hazardous Materials or relating to liability for or costs of Remediation or prevention of Releases. "Environmental Laws" includes, but is not limited to, the following statutes, as amended, any successor thereto, and any regulations, rulings, orders or decrees promulgated pursuant thereto, and any state or local statutes, ordinances, rules, regulations and the like addressing similar issues: the Comprehensive Environmental Response, Compensation and Liability Act; the
Emergency Planning and Community Right-to-Know Act; the Hazardous Materials Transportation Act; the Resource Conservation and Recovery Act (including but not limited to Subtitle I relating to underground storage tanks); the Solid Waste Disposal Act; the Clean Water Act; the Clean Air Act; the Toxic Substances Control Act; the Safe Drinking Water Act; the Occupational Safety and Health Act; the Federal Water Pollution Control Act; the Federal Insecticide, Fungicide and Rodenticide Act; the Endangered Species Act; the National Environmental Policy Act; and the River and Harbors Appropriation Act. "Environmental Laws" also includes, but is not limited to, any present and future federal, state and local laws, statutes, ordinances, rules, regulations and the like, as well as common law: conditioning transfer of property upon a negative declaration or other approval of a Governmental Authority of the environmental condition of the property; requiring notification or disclosure of Releases or other environmental condition of any of the Properties to any Governmental Authority or other person or entity, whether or not in connection with transfer of title to or interest in property; imposing conditions or requirements relating to Hazardous Materials in connection with permits or other authorization for lawful activity; relating to nuisance, trespass or other causes of action related to Hazardous Materials; and relating to wrongful death, personal injury, or property or other damage in connection with the physical condition or use of any of the Properties by reason of the presence of Hazardous Materials in, on, under or above any of the Properties.

     "Environmental Policies" means the environmental insurance policy or policies, as applicable, issued by Environmental Insurer to Buyer with respect to the Properties, which Environmental Policies shall be in form and substance satisfactory to Buyer in its sole discretion.

     "Equipment Transfer Agreement" means that certain Equipment Transfer Agreement dated as of the date of this Agreement among Buyer, First Security Bank, National Association, SunTrust Bank, STI Credit Corporation, BancBoston Leasing, Inc., and Southtrust Bank, N.A.

     "Event of Default" has the meaning set forth in Section 12.

     "Fee" means an expense deposit made to cover certain of Buyer's costs and expenses associated with the transactions contemplated hereby equal to
$283,715.00, which amount has been paid prior to the execution of this Agreement.


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
     "Franchise Finance" means Franchise Finance Corporation of America, a Delaware corporation, and its successors.

     "Governmental Authority" means any governmental authority, agency, department, commission, bureau, board, instrumentality, court or quasi-governmental authority of the United States, the states in which the Properties are located or any political subdivision thereof.

     "Guaranty" means that certain unconditional guaranty of payment and performance dated as of the date of this Agreement to be executed by Guarantor for the benefit of Buyer, as the same may be amended from time to time.

     "Hazardous Materials" means (i) any toxic substance or hazardous waste, substance, solid waste or related material, or any pollutant or contaminant;
(ii) radon gas, asbestos in any form which is or could become friable, urea formaldehyde foam insulation, transformers or other equipment which contains dielectric fluid containing levels of polychlorinated biphenyls in excess of federal, state or local safety guidelines, whichever are more stringent, or any petroleum product; (iii) any substance, gas, material or chemical which is or may be defined as or included in the definition of "hazardous substances," "toxic substances," "hazardous materials," "hazardous wastes," "regulated substances" or words of similar import under any Environmental Laws; and (iv) any other chemical, material, gas or substance the exposure to or release of which is or may be prohibited, limited or regulated by any Governmental Authority that asserts or may assert jurisdiction over any of the Properties or the operations or activity at any of the Properties, or any chemical, material, gas or substance that does or may pose a hazard to the health and/or safety of the occupants of any of the Properties or the owners and/or occupants of property adjacent to or surrounding any of the Properties.

     "Indemnified Parties" has the meaning set forth in Section 14.

     "Lease" means the master lease agreement dated as of the date of this Agreement to be executed by Buyer, as lessor, and Seller, as lessee, with respect to the Properties, as the same may be amended from time to time.

     "Lender" means FFCA Acquisition Corporation, a Delaware corporation.

     "License Agreement" means the license agreement dated as of the date of this Agreement between Buyer and the Seller Entities pursuant to which the Seller Entities will grant Buyer a license to use the trade name and trademarks of the Seller Entities and to operate the Premises as Hops Restaurant, Bar & Brewery restaurants upon the occurrence of an event of default under the Lease, as the same may be amended from time to time.

     "Loan Agreement" means the Loan Agreement dated as of the date of this Agreement in effect between Buyer and Lender, as such agreement may be amended from time to time and any and all replacements or substitutions thereof.

     "Memorandum" means the memorandum of master lease dated as of the date of this Agreement to be executed by Buyer, as lessor, and Seller, as lessee, with respect to the Properties. A duplicate original Memorandum will be executed and recorded in the applicable real property records for each Property. Each Memorandum will contain exhibits with the addresses and store identification numbers for all of the Properties and the legal description for the applicable Property.

     "Non-Foreign Seller Certificate" means the non-foreign seller certificate to be executed and delivered by each of the Seller Entities to Buyer prior to or on the Closing Date.

     "Other Agreements" means, collectively, all agreements and instruments now or hereafter entered into between, among or by (1) any of the Seller Entities, and, or for the benefit of, (2) Buyer; provided, however, the term Other Agreements shall not include this Agreement and the other Sale-Leaseback Documents.


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
     "Permitted Exceptions" means those recorded easements, restrictions, liens and encumbrances set forth as exceptions in the title insurance policies issued by Title Company to Buyer and approved by Buyer in connection with this Agreement.

     "Permitted Facility" means a Hops Restaurant, Bar & Brewery restaurant or such other restaurant concepts of Guarantor and its subsidiaries which are approved by Buyer after the Closing, such approval not to be unreasonably withheld, conditioned or delayed.

     "Personalty" means all machinery, appliances, furniture, equipment, trade fixtures and other personal property from time to time situated on or used in connection with the Properties, including, without limitation, the personal property identified on Schedule II attached to the Lease; provided, however, the term "Personalty" shall not include the HVAC, walk-in coolers, walk-in freezers, supply fans, exhaust fans, air ducts, hoods, vents, built-in sinks, built-in countertops, plumbing and electrical fixtures, sign poles and lighting poles, all of which items are intended to be fixtures as such term is used within the definition of "Properties".

     "Properties" means, collectively, the parcels of real estate described by address, Buyer Number and Unit Number in Exhibit A attached hereto and legally described in Exhibit A-1 attached hereto, all rights, privileges and appurtenances associated therewith, and all buildings, structures, fixtures and other improvements now or hereafter located on such real estate (whether or not affixed to such real estate).

     "Purchase Price" means the amount specified in Section 3.

     "Questionnaires" means the environmental questionnaires completed by Seller with respect to each of the Properties and submitted to Environmental Insurer in connection with the issuance of the Environmental Policies.

     "Release" means any presence, release, deposit, discharge, emission, leaking, spilling, seeping, migrating, injecting, pumping, pouring, emptying, escaping, dumping, disposing or other movement of Hazardous Materials.

     "Remediation" means any response, remedial, removal, or corrective action, any activity to cleanup, detoxify, decontaminate, contain or otherwise remediate any Hazardous Materials, any actions to prevent, cure or mitigate any Release, any action to comply with any Environmental Laws or with any permits issued pursuant thereto, any inspection, investigation, study, monitoring, assessment, audit, sampling and testing, laboratory or other analysis, or any evaluation relating to any Hazardous Materials.

     "Sale-Leaseback Documents" means this Agreement, the Lease, the Memorandum, the Guaranty, the Security Agreement, the Equipment Transfer Agreement, the Acknowledgement and all other documents executed in connection therewith or contemplated thereby.

     "Security Agreement" means that certain Conveyance and Security Agreement dated as of the date of this Agreement among the Seller Entities and Buyer.

     "Subject Equipment" has the meaning set forth in the Security Agreement.

     "Threatened Release" means a substantial likelihood of a Release which requires action to prevent or mitigate damage to the soil, surface waters, groundwaters, land, stream sediments, surface or subsurface strata, ambient air or any other environmental medium comprising or surrounding any of the Properties which may result from such Release.

     "Title Company" means the title insurance company described in Section 6.

     "UCC-1 Financing Statements" means such UCC-1 Financing Statements as Buyer shall require to be executed and delivered by Seller with respect to the transactions contemplated by this Agreement.


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
     2. Transaction. On the terms and subject to the conditions set forth herein:

     (i) the Seller Entities shall sell, or cause to be conveyed, and Buyer shall purchase all of the Properties;

     (ii) Buyer shall lease all of the Properties to Seller pursuant to the Lease;

     (iii) the Seller Entities shall transfer, or cause to be transferred, legal title to the Personalty to Buyer by one or more bills of sale in the form attached to this Agreement as Exhibit C (collectively, the "Bills of Sale"), and such Personalty shall be held by Buyer as contemplated by the Lease; provided, however, with respect to the Subject Equipment, such Subject Equipment shall be conveyed to Buyer as contemplated by the Security Agreement; and

     (iv) Guarantor will guaranty all of the obligations of Seller under the Lease pursuant to the Guaranty.

     The sale and purchase of all of the Properties pursuant to this Agreement and the lease of all of the Properties to Seller pursuant to the Lease are not severable and shall be considered a single integrated transaction.

     3. Purchase Price. The aggregate purchase price for all of the Properties shall be $28,371,573.60 (the "Purchase Price"). The Purchase Price shall be paid at the Closing in cash or its equivalent subject to any prorations and adjustments required by this Agreement. The Purchase Price shall be remitted at Closing to the Seller Entities or at their direction. In addition, Buyer's costs incurred in connection with the acquisition of the Properties and the financing of the acquisition of the Properties in the aggregate amount of $500,000.00 has been capitalized into the Purchase Price for the purposes of setting the rent due under the Lease.

     4. Expense Deposit. The Fee previously paid to Buyer was deemed fully earned upon Buyer's receipt and is not refundable. In the event the transaction set forth in this Agreement fails to close due to a breach or default by either of the Seller Entities under this Agreement, Buyer shall retain the Fee (without affecting or limiting Buyer's remedies set forth in this Agreement).

     5. Closing Date. The purchase and sale of the Properties shall be closed (the "Closing") within 30 days following the satisfaction of all of the terms and conditions contained herein, but in no event shall the date of the Closing be extended beyond October 18, 2000, unless such extension shall be approved by Buyer in its sole discretion (the date on which the Closing shall occur is referred to herein as the "Closing Date").

     6. Closing. Buyer has ordered a title insurance commitment for each of the Properties from LandAmerica Financial Group ("Title Company"). Prior to the Closing Date, the parties hereto shall deposit with Title Company all documents and moneys necessary to comply with their obligations under this Agreement. Title Company shall not cause the transaction to close unless and until it has received written instructions from Buyer to do so. Except for the fees and costs to be paid by Buyer pursuant to Section 3, all costs of such transaction shall be borne by the Seller Entities, including, without limitation, the cost of title insurance and endorsements, the attorneys' fees of the Seller Entities, attorneys' fees of Buyer, the cost of the Environmental Policies to be delivered pursuant to Section 11.E, the cost of the surveys, stamp taxes, transfer fees and escrow and recording fees. All real and personal property and other applicable taxes and assessments and other charges relating to any of the Properties which are due and payable on or prior to the Closing Date, as well as such taxes and assessments due and payable subsequent to the Closing Date but which Title Company requires to be paid at Closing as a condition to the issuance of the title insurance policies described in Section 11.C, shall be paid by the Seller Entities at or prior to the Closing, and all other taxes and assessments shall be paid by Seller in its capacity as lessee under the Lease in


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
accordance with the terms of the Lease. The Closing documents shall be dated as of the Closing Date.

     The Seller Entities and Buyer hereby employ Title Company to act as escrow agent in connection with this transaction. The Seller Entities and Buyer will deliver to Title Company all documents, pay to Title Company all sums and do or cause to be done all other things necessary or required by this Agreement, in the reasonable judgment of Title Company, to enable Title Company to comply herewith and to enable any title insurance policy provided for herein to be issued. Title Company is authorized to pay, from any funds held by it for Buyer's or the Seller Entities' respective credit all amounts necessary to procure the delivery of such documents and to pay, on behalf of Buyer and the Seller Entities, all charges and obligations payable by them, respectively. The Seller Entities will pay all charges payable by them to Title Company. Title Company is authorized, in the event any conflicting demand is made upon it concerning these instructions or the escrow, at its election, to hold any documents and/or funds deposited hereunder until an action shall be brought in a court of competent jurisdiction to determine the rights of the Seller Entities and Buyer or to interplead such documents and/or funds in an action brought in any such court. Deposit by Title Company of such documents and funds, after deducting therefrom its charges and its expenses and attorneys' fees incurred in connection with any such court action, shall relieve Title Company of all further liability and responsibility for such documents and funds. Title Company's receipt of this Agreement and opening of an escrow pursuant to this Agreement shall be deemed to constitute conclusive evidence of Title Company's agreement to be bound by the terms and conditions of this Agreement pertaining to Title Company. Disbursement of any funds shall be made by check, certified check or wire transfer, as directed by Buyer. Title Company shall be under no obligation to disburse any funds represented by check or draft, and no check or draft shall be payment to Title Company in compliance with any of the requirements hereof, until it is advised by the bank in which such check or draft is deposited that such check or draft has been honored. Title Company is authorized to act upon any statement furnished by the holder or payee, or a collection agent for the holder or payee, of any lien on or charge or assessment in connection with any of the Properties, concerning the amount of such charge or assessment or the amount secured by such lien without liability or responsibility for the accuracy of such statement. The employment of Title Company as escrow agent shall not affect any rights of subrogation under the terms of any title insurance policy issued pursuant to the provisions thereof.

     7. Representations and Warranties of Buyer. The representations and warranties of Buyer contained in this Section are being made by Buyer as of the date of this Agreement and the Closing Date to induce the Seller Entities to enter into this Agreement and consummate the transactions contemplated herein, and the Seller Entities have relied, and will continue to rely, upon such representations and warranties from and after the execution of this Agreement and the Closing. Buyer represents and warrants to the Seller Entities as follows:

     A. Organization of Buyer. Buyer has been duly formed, is validly existing and has taken all necessary action to authorize the execution, delivery and performance by Buyer of this Agreement.

     B. Authority of Buyer. The person who has executed this Agreement on behalf of Buyer is duly authorized so to do.

     C. Enforceability. Upon execution by Buyer, this Agreement shall constitute the legal, valid and binding obligation of Buyer, enforceable against Buyer in accordance with its terms.

     All representations and warranties of Buyer made in this Agreement shall survive the Closing.

     8.   Representations   and   Warranties   of  the  Seller   Entities.   The
representations  and warranties of the Seller Entities contained in this Section


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
are being made as of the date of this Agreement and the Closing Date to induce Buyer to enter into this Agreement and consummate the transactions contemplated herein, and Buyer has relied, and will continue to rely, upon such representations and warranties from and after the execution of this Agreement and the Closing. Each of the Seller Entities represents and warrants to Buyer as follows:

     A. Information and Financial Statements. The Seller Entities have delivered to Buyer financial statements (either audited financial statements or, if the Seller Entities do not have audited financial statements, certified financial statements) and certain other information concerning the Seller Entities, which financial statements and other information are true, correct and complete in all material respects; and no material adverse change has occurred with respect to any such financial statements and other information provided to Buyer since the date such financial statements and other information were prepared or delivered to Buyer. The Seller Entities understand that Buyer is relying upon such financial statements and information and each of the Seller Entities represents that such reliance is reasonable. All such financial statements were prepared in accordance with generally accepted accounting principles consistently applied and accurately reflect, as of the date of such financial statements, the financial condition of each individual or entity to which they pertain.

     B. Organization and Authority. (i) Each of the Seller Entities is a duly organized or formed corporation, validly existing and in good standing under the laws of its state of incorporation or formation, and qualified to do business in any jurisdiction where such qualification is required. All necessary corporate action has been taken to authorize the execution, delivery and performance of this Agreement and of the other documents, instruments and agreements provided for herein.

     (ii) The person who has executed this Agreement on behalf of the Seller Entities is duly authorized so to do.

     C. Enforceability of Documents. Upon execution by the Seller Entities, this Agreement and the other documents, instruments and agreements to be executed in connection with this Agreement, shall constitute the legal, valid and binding obligations of the Seller Entities, as applicable, enforceable against the Seller Entities, as applicable, in accordance with their respective terms.

     D. Litigation. There are no suits, actions, proceedings or investigations pending or, to the best of its knowledge, threatened against or involving any of the Seller Entities or any of the Properties before any Governmental Authority, including without limitation, the action pending before the United States District Court for the Middle District of Georgia under Civil Action No. 3:97-CV-83(DF) and/or any appeal of such action that is or will be before the United States Court of Appeals for the Eleventh Circuit, which might reasonably result in any material adverse change in the contemplated business, condition, worth or operations of any of the Seller Entities or any of the Properties.

     E. Absence of Breaches or Defaults. None of the Seller Entities is in default under any other document, instrument or agreement to which any of the Seller Entities is a party or by which the Seller Entities or any of the Properties or any of the Seller Entities' property is subject or bound. The authorization, execution, delivery and performance of this Agreement and the documents, instruments and agreements provided for herein will not result in any breach or default under any other document, instrument or agreement to which any of the Seller Entities is a party or by which any of the Seller Entities, any of the Properties or any of the Seller Entities' property is subject or bound. The authorization, execution, delivery and performance of this Agreement and the documents, instruments and agreements provided for herein will not violate any applicable law, statute, regulation, rule, ordinance, code, rule or order.

     F. Utilities. At the Closing Date, each of the Properties will be served by ample public utilities to permit full utilization of each of the Properties for their intended purposes and all utility connection fees and use charges will have been paid in full.


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
     G. Intended Use and Zoning; Compliance With Laws. Seller intends to use each of the Properties solely for the operation of a Permitted Facility in accordance with the standards of operations then in effect on a system-wide basis, and related ingress, egress and parking, and for no other purposes. To the best of each of the Seller Entities' knowledge, each of the Properties is in compliance with all applicable zoning requirements and the use of each of the Properties as a Permitted Facility does not constitute a nonconforming use under applicable zoning requirements. To the best of each of the Seller Entities' knowledge, and except as set forth in the attached Exhibit B with respect to the Property located in Columbia, South Carolina, each of the Properties complies in all material respects with all applicable statutes, regulations, rules, ordinances, codes, licenses, permits, orders and approvals of any governmental agencies, departments, commissions, bureaus, boards or instrumentalities of the United States, the states in which the Properties are located and all political subdivisions thereof, including, without limitation, all health, building, fire, safety and other codes, ordinances and requirements, all applicable standards of the National Board of Fire Underwriters and the Americans With Disabilities Act of 1990, and all policies or rules of common law, in each case, as amended, and any judicial or administrative interpretation thereof, including any judicial order, consent, decree or judgment applicable to any of the Seller Entities.

     H. Area Development; Wetlands. No condemnation or eminent domain proceedings affecting any of the Properties have been commenced or, to the best of the Seller Entities' knowledge, are contemplated. To the best of the Seller Entities' knowledge, the area where any of the Properties is located has not been declared blighted by any Governmental Authority. Except as disclosed in the attached Exhibit B, each of the Properties and, to the best of the Seller Entities' knowledge, the real property bordering any of the Properties is not designated by any Governmental Authority as wetlands.

     I. Licenses and Permits; Access. Prior to the Closing Date, Seller shall have all required licenses and permits, both governmental and private, to use and operate each of the Properties in the intended manner. There are adequate rights of access to public roads and ways available to each of the Properties to permit full utilization of each of the Properties for its intended purpose and all such public roads and ways have been completed and dedicated to public use.

     J. Condition of Properties. As of the Closing Date, each of the Properties and the Personalty will be of good workmanship and materials, fully equipped and operational, in good condition and repair, free from structural defects, clean, orderly and sanitary, safe, well lit, landscaped, decorated, attractive and well maintained.

     K. Environmental. The Seller Entities are fully familiar with the present use of each of the Properties. To the best of the Seller Entities' knowledge, no Hazardous Materials have been used, handled, manufactured, generated, produced, stored, treated, processed, transferred or disposed of at or on any of the Properties, except in De Minimis Amounts or in compliance with all applicable Environmental Laws, and no Release or Threatened Release has occurred at or on any of the Properties. To the best of the Seller Entities' knowledge, the activities, operations and business undertaken on, at or about each of the Properties, including, but not limited to, any past or ongoing alterations or improvements at each of the Properties, are and have been at all times, in compliance with all Environmental Laws. To the best of the Seller Entities' knowledge, no further action is required to remedy any Environmental Condition or violation of, or to be in compliance in all material respects with, any Environmental Laws, and no lien has been imposed on any of the Properties by any Governmental Authority in connection with any Environmental Condition, the violation or threatened violation of any Environmental Laws or the presence of any Hazardous Materials on or off any of the Properties.

     There is no pending or, to the best of the Seller Entities' knowledge, threatened litigation or proceeding before any Governmental Authority in which any person or entity alleges the violation or threatened violation of any Environmental Laws or the presence, Release, Threatened Release or placement on or at any of the Properties of any Hazardous Materials, or of any facts which would give rise to any such action, nor have any of the Seller Entities (a) received any notice (and the Seller Entities have no actual knowledge) that any Governmental Authority or any employee or agent thereof has determined, threatens to determine or requires an investigation to determine that there has been a violation of any Environmental Laws at, on or in connection with any of the Properties or that there exists a presence, Release, Threatened Release or placement of any Hazardous Materials on or at any of the Properties, or the use, handling, manufacturing, generation, production, storage, treatment, processing, transportation or disposal of any Hazardous Materials at or on any of the Properties; (b) received any notice under the citizen suit provision of any Environmental Law in connection with any of the Properties or any facilities, operations or activities conducted thereon, or any business conducted in connection therewith; or (c) received any request for inspection, request for information, notice, demand, administrative inquiry or any formal or informal complaint or claim with respect to or in connection with the violation or threatened violation of any Environmental Laws or existence of Hazardous Materials relating to any of the Properties or any facilities, operations or activities conducted thereon or any business conducted in connection therewith.

     The information and disclosures in the Questionnaires are true, correct and complete in all material respects, Buyer and Environmental Insurer may rely on such information and disclosures, and the person or persons executing the Questionnaires were duly authorized to do so.

     L. Title to Properties. Title to each of the Properties and the Personalty (other than the Subject Equipment) is vested in one of the Seller Entities. Upon Closing, title to each of the Properties and the Personalty (other than the Subject Equipment) shall be held by Buyer, free and clear of all liens, encumbrances, charges and security interests of any nature whatsoever, except the Permitted Exceptions.

     M. No Other Agreements and Options. None of the Seller Entities nor, to the best of the Seller Entities' knowledge, any of the Properties is subject to any commitment, obligation, or agreement, including, without limitation, any right of first refusal, option to purchase or lease granted to a third party, which could or would prevent the Seller Entities from completing or impair the Seller Entities' ability to complete the sale of any of the Properties under this Agreement or which would bind Buyer subsequent to consummation of the transaction contemplated by this Agreement.

     N. No Mechanics' Liens. There are no outstanding mechanics' liens. There are no rights to claim a mechanics' lien in favor of any materialman, laborer, or any other person or entity in connection with labor or materials furnished to or performed on any portion of any of the Properties, except for labor or materials furnished to or performed in the ordinary course of business and which will have been fully paid for on or before the date such payment becomes delinquent; no work has been performed or is in progress nor have materials been supplied to any of the Properties or agreements entered into for work to be performed or materials to be supplied to any of the Properties prior to the date hereof, which will not have been fully paid for on or before the Closing Date or which might provide the basis for the filing of such liens against any of the Properties or any portion thereof; the Seller Entities shall be responsible for any and all claims for mechanics' liens and accounts payable that have arisen or may subsequently arise due to agreements entered into for and/or any work performed on, or materials supplied to any of the Properties prior to the Closing Date; the Seller Entities have made no contract or arrangement of any kind the performance of which by the other party thereto would give rise to a lien on any of the Properties; and the Seller Entities shall and do hereby agree to defend, indemnify and forever hold Buyer and Buyer's designees harmless for, from and against any and all such mechanics' lien claims, accounts payable or other commitments relating to any of the Properties.

     O. No Reliance. The Seller Entities acknowledge that Buyer did not prepare or assist in the preparation of any of the projected financial information used by the Seller Entities in analyzing the economic viability and feasibility of the transaction contemplated by this Agreement, and that the Seller Entities have not relied on any report or statement by Buyer in entering into this Agreement. Furthermore, the Seller Entities acknowledge that they have not relied upon, nor may they hereafter rely upon, the analysis undertaken by Buyer in determining the Purchase Price, and such analysis will not be made available to the Seller Entities.

     P. Purchase Price. The Purchase Price is the fair market value of the Properties and was agreed to by the Seller Entities and Buyer solely on that basis.

     All  representations  and  warranties  of the Seller  Entities made in this
Section 8 shall survive the Closing. The Seller Entities acknowledge and agree that Environmental Insurer may rely on the environmental representations and warranties set forth in the preceding subsection K, that Environmental Insurer is an intended third-party beneficiary of such representations and warranties and that Environmental Insurer shall have all rights and remedies available at law or in equity as a result of a breach of such representations and warranties, including, to the extent applicable, the right of subrogation.

     9. Covenant and Agreements of Seller. A. The Seller Entities shall, at all reasonable times, upon reasonable advance notice from Buyer (i) provide Buyer and Buyer's officers, employees, agents, advisors, attorneys, accountants, architects, and engineers with access to each of the Properties, all drawings, plans, and specifications for each of the Properties in possession of the Seller Entities, all engineering reports relating to each of the Properties in the possession of the Seller Entities, the files and correspondence relating to each of the Properties, and the financial books and records, including lists of delinquencies, relating to the ownership, operation, and maintenance of each of the Properties, and (ii) allow such persons to make such inspections, tests, copies, and verifications as Buyer considers necessary. All such persons shall use reasonable efforts not to unduly interfere with the conduct of the Seller Entities' business.

     B. The Seller Entities shall use their best efforts to obtain, within 180 days after the date of this Agreement, either a waiver of, or amendment to,
Section 4.1 of the Amended and Restated Declaration of Restrictions and Grant of Easements, recorded on October 2, 1995, in Official Records Book 4041, Page 3503 (the "Declaration") with respect to the parking requirements for the Property located at 1950 West International Speedway Boulevard, Daytona Beach, Florida, which waiver or amendment shall result in a determination that the parking requirements for such Property set forth in the Declaration have been satisfied and shall otherwise be in form and substance reasonably satisfactory to Buyer. Buyer agrees that the Seller Entities will fulfill their obligations under the preceding sentence if they obtain an amendment to the Declaration which provides that the required number of parking spaces for such Property will be satisfied so long as the aggregate number of parking spaces located on (i) such Property and (ii) the surrounding common areas for which perpetual parking easement rights have been granted for the benefit of such Property, is at least equal to the required number of parking spaces for such Property under the Declaration. The provisions of this paragraph shall survive the Closing.

     10. Transaction Characterization. A. It is the intent of the parties that the conveyance of each of the Properties to Buyer be an absolute conveyance in effect as well as form, and the instruments of conveyance to be delivered at Closing are not intended to serve or operate as a mortgage, equitable mortgage, deed of trust, security agreement, trust conveyance or financing or trust arrangement of any kind, nor as a preference or fraudulent conveyance against any creditors of the Seller Entities. After the execution and delivery of the deeds described in Section 11.A, the Seller Entities will have no legal or equitable interest or any other claim or interest in any of the Properties other than as set forth in the Lease. Furthermore, the parties intend:

     (i) for the Lease to be a true lease and not a transaction creating a financing lease, capital lease, equitable mortgage, mortgage, deed of trust, security interest or other financing arrangement, and the economic realities of the Lease are those of a true lease; and

     (ii) for the Lease to constitute a single master lease of all, but not less than all, of the Properties, and to be a unitary, unseverable instrument pertaining to all, but not less than all, of the Properties and that neither the Lease nor the duties, obligations or rights of Seller may be allocated or otherwise divided by Seller among the Properties.

     Notwithstanding the existence of the Lease, neither party shall contest the validity, enforceability or characterization of the sale and purchase of any of the Properties by Buyer pursuant to this Agreement as an absolute conveyance, and both parties shall support the intent expressed herein that the purchase of all of the Properties by Buyer pursuant to this Agreement provides for an absolute conveyance and does not create a joint venture, partnership, equitable mortgage, trust, financing device or arrangement, security interest or the like, if, and to the extent that, any challenge occurs.

     B. This Agreement is a contract to extend a financial accommodation (as such term is used in the Code) for the benefit of the Seller Entities and may not be assumed over the objection of Buyer in the event any of the Seller Entities becomes a debtor or debtor in possession in any bankruptcy proceeding. The financial accommodation made through this Agreement is Buyer's acquisition of all of the Properties for the purpose of leasing all of the Properties to Seller pursuant to a true lease.

     11. Conditions of Closing. The obligation of Buyer to consummate the purchase of the Properties pursuant to this Agreement is subject to the fulfillment or waiver of each of the following conditions:

     A. Title. The Seller Entities shall convey, or cause to be conveyed, each of the Properties to Buyer by a special warranty deed (collectively, the "Deeds"), free of all liens, encumbrances, restrictions, encroachments and easements, except the Permitted Exceptions. The Seller Entities shall transfer, or cause to be transferred, legal title to the Personalty to Buyer pursuant to the Bills of Sale, and such Personalty shall be held by Buyer as contemplated by the Lease; provided, however, with respect to the Subject Equipment, such Subject Equipment shall be transferred to Buyer as contemplated by the Security Agreement. The Seller Entities shall have caused the owner of the Subject Equipment to execute and deliver the Equipment Transfer Agreement, which agreement shall provide Buyer with certain certifications regarding the master equipment lease agreement pursuant to which the Subject Equipment is leased to Guarantor and the agreement of such owner to transfer legal title to the Subject Equipment to Buyer upon the occurrence of certain conditions.

     B. Condition of Properties. Buyer shall have inspected and approved each of the Properties and the Personalty, and each of the Properties and the Personalty shall be in good condition and repair, of good workmanship and materials, fully equipped and operational, clean, orderly, sanitary, safe, well-lit, landscaped, decorated, attractive and with a suitable layout, physical plant, traffic pattern and location all as determined by Buyer in its sole discretion.

     C. Evidence of Title. Buyer shall have received a preliminary title report and irrevocable commitment to insure title by means of an ALTA extended coverage owner's policy of title insurance (or its equivalent, in the event such form is not issued in the jurisdiction where any of the Properties is located) issued by Title Company showing good and marketable fee title in one of the Seller Entities, committing to insure Buyer's fee simple ownership in each of the Properties subject only to Permitted Exceptions and containing such endorsements as Buyer may reasonably require.

     D. Survey; Flood Hazard. Buyer shall have received a current ALTA survey of each of the Properties, the form and substance of which shall be satisfactory to Buyer in its sole discretion. The Seller Entities shall have provided Buyer with evidence satisfactory to Buyer that the location of each of the Properties is not within the 100-year flood plain or identified as a Special Flood Hazard Area by the Federal Emergency Management Agency, or if any of the Properties is in such a Special Flood Hazard Area, Seller shall provide Buyer with evidence of flood insurance maintained on such Properties in amounts and on terms and conditions satisfactory to Buyer.

     E. Environmental. Buyer shall have received the Environmental Policies with respect to the Properties.

     F. Zoning. If requested by Buyer, the Seller Entities shall have provided Buyer with evidence satisfactory to Buyer to confirm that each of the Properties is properly zoned for its use as a Permitted Facility and that such use constitutes a legal, conforming use under applicable zoning requirements.

     G. Utilities. Buyer shall have received evidence satisfactory to Buyer in its sole discretion that all utilities and roads necessary for the operation of each of the Properties as a Permitted Facility are available and that all necessary consents to the use of such utilities and roads have been obtained.

     H. Compliance With Representations, Warranties and Covenants. (i) All obligations of the Seller Entities under this Agreement shall have been fully performed and complied with, and no event shall have occurred or condition shall exist which would, upon the Closing Date, or, upon the giving of notice and/or passage of time, constitute a breach or default by any of the Seller Entities hereunder or under the Lease or any other agreement between or among Buyer or any of the Seller Entities pertaining to the subject matter hereof, and no event shall have occurred or condition shall exist or information shall have been disclosed by any of the Seller Entities or discovered by Buyer which has had or would have a material adverse effect on any of the Properties, any of the Seller Entities or Buyer's willingness to consummate the transaction contemplated by this Agreement, as determined by Buyer in its sole and absolute discretion.

     (ii) Buyer shall have received such evidence satisfactory to Buyer in its reasonable discretion that the representations and warranties of each of the Seller Entities under this Agreement are true, correct and complete as of the Closing Date.

     I. Proof of Insurance. Seller shall have delivered to Buyer copies of insurance policies, showing that all insurance required by the Lease and providing coverage and limits satisfactory to Buyer is in full force and effect.

     J. Opinions of Counsel to Seller and Guarantor. The Seller Entities shall have caused Counsel to prepare and deliver opinions in form and substance reasonably satisfactory to Buyer and its counsel.

     K. Guaranty. Guarantor shall have executed and delivered the Guaranty.

     L. License Agreement. Buyer and Seller shall have executed and delivered the License Agreement and provided for the subordination of any liens or encumbrances on the "Marks" (as defined in the License Agreement), which subordination shall be in form and substance reasonably acceptable to Buyer.

     M. Guarantor's Revolving Line of Credit. Buyer and Lender shall have reviewed and approved the revised credit agreement for Guarantor's bank group revolving line of credit including, without limitation, the Fourth Amendment to Credit Agreement by and among Guarantor, Wachovia Bank, N.A., and Fleet National Bank, successor in interest to Bank Boston (the "Revolver"), and the Properties and the Personalty currently being held as collateral to secure the Revolver by the Guarantor's bank group shall have been released.

     N. Closing of Loan Agreement. All of the transactions described in the Loan Agreement shall have closed prior to or simultaneously with the Closing of the transaction described in this Agreement.

     O. Closing Documents. On or prior to the Closing Date, Buyer and/or the Seller Entities, as may be appropriate, shall execute and deliver or cause to be executed and delivered to Title Company or Buyer, as may be appropriate, all documents required to be delivered by this Agreement, and such other documents, payments, instruments and certificates, as Buyer may require in form acceptable to Buyer, including, without limitation, the following:

     (i)  Deeds,  Bills  of Sale  and  Security  Agreement;
     (ii) Lease;
     (iii)  Memorandum;
     (iv)  Guaranty;
     (v) License Agreement;
     (vi) Proof of Insurance;
     (vii)  Opinions  of  Counsel to Seller and  Guarantor;
     (viii) Non-Foreign Seller Certificate;
     (ix) UCC-1  Financing  Statements;  and
     (x) Closing settlement statement prepared by Title Company.

     Upon fulfillment or waiver of all of the above conditions, Buyer shall deposit funds necessary to close this transaction with the Title Company and this transaction shall close in accordance with the terms and conditions of this Agreement.

     12. Default and Remedies. A. Each of the following shall be deemed an event of default by Seller (each, an "Event of Default"):

     (i) If any representation or warranty of any of the Seller Entities set forth in any of the Sale-Leaseback Documents is false in any material respect or if any of the Seller Entities renders any statement or account which is false in any material respect;

     (ii) If any of the Seller Entities fails to keep or perform any of the terms or provisions of this Agreement;

     (iii) If any of the Seller Entities is or becomes insolvent within the meaning of the Code, files or notifies Buyer that it intends to file a petition under the Code, initiates a proceeding under any similar law or statute relating to bankruptcy, insolvency, reorganization, winding up or adjustment of debts (collectively, an "Action"), becomes the subject of either a petition under the Code or an Action which is not dissolved within 90 days after filing, or is not generally paying its debts as the same become due;

     (iv) If there is an "Event of Default" under the Lease; or

     (v) If there is an "Event of Default" or a breach or default, after the passage of all applicable notice and cure or grace periods, under any other Sale-Leaseback Document or any of the Other Agreements.

     B. In the event of any Event of Default, Buyer shall be entitled to exercise, at its option, concurrently, successively or in any combination, all remedies available under the Lease or at law or in equity, including without limitation any one or more of the following:

     (i) To terminate this Agreement by giving written notice to the Seller Entities in which case neither party shall have any further obligation or liability, except such liabilities as the Seller Entities may have for such breach or default;

     (ii) To proceed with the Closing and direct Title Company to apply such portion of the Purchase Price as Buyer may deem reasonably necessary to cure any such breach or default;

     (iii) To bring an action for damages against the Seller Entities, which, in the event Buyer proceeds to close, may include an amount equal to the difference between the value of the Properties as conveyed to Buyer and the value such

Properties would have had if all representations and warranties of the Seller Entities were true and the Seller Entities had complied with all of its obligations;

     (iv) To bring an action to require the Seller Entities specifically to perform its obligations hereunder; and/or

     (v) To recover from the Seller Entities all costs and expenses, including attorneys' fees, paid or incurred by Buyer in connection with the transaction contemplated by this Agreement and all costs and expenses incurred or paid by Buyer as a result of such breach or default.

     13. Assignments. A. Buyer may assign in whole or in part its rights under this Agreement. In the event of any unconditional assignment of Buyer's entire right and interest hereunder and provided Buyer's assignee shall have assumed in writing all of the duties and obligations of Buyer hereunder, Buyer shall automatically be relieved, from and after the date of such assignment, of liability for the performance of any obligation of Buyer contained herein.

     B. None of the Seller Entities shall, without the prior written consent of Buyer, which consent may be withheld in Buyer's sole discretion, sell, assign, transfer, mortgage, convey, encumber or grant any easements or other rights or interests of any kind in any of the Properties, any of the Seller Entities' rights under this Agreement or any interest in Seller, whether voluntarily, involuntarily or by operation of law or otherwise, including, without limitation, by merger, consolidation, dissolution or otherwise, except, subsequent to the Closing, as expressly permitted by the Lease.

     14. Indemnity. The Seller Entities agree to indemnify, protect, hold harmless and defend Buyer, Lender and their respective directors, officers, shareholders, employees, successors, assigns, agents, lenders, contractors, subcontractors, experts, licensees, affiliates, lessees, mortgagees, trustees and invitees, as applicable (collectively, the "Indemnified Parties"), for, from and against any and all losses, costs, claims, liabilities, damages and expenses (collectively, "Losses") (including, without limitation, Buyer's reasonable attorneys' fees and consequential damages but excluding Losses suffered by an Indemnified Party arising out of such Indemnified Party's gross negligence or willful misconduct) arising as the result of an Environmental Condition and/or a breach of any of the representations, warranties, covenants, agreements or obligations of the Seller Entities set forth in this Agreement. Without limiting the generality of the foregoing, such indemnity shall include, without limitation, any damages incurred with respect to any engineering, governmental inspection and reasonable attorneys' fees and expenses that the Indemnified Parties may incur by reason of any Environmental Condition and/or any representation or warranty set forth in Section 8.K being false, or by reason of any investigation or claim of any Governmental Authority in connection therewith. The provisions of this Section 14 shall survive the Closing.

     15. Remainderman. Notwithstanding anything to the contrary contained herein, the Seller Entities acknowledge that Buyer may only obtain title to an estate for years in each of the Properties, and that Buyer may arrange for a remainderman ("Remainderman") to obtain title to the remainder of the estate of the Properties (the "Remainder Interest"). The Seller Entities agree to cooperate in such event, which cooperation shall include, without limitation (1) the granting of deeds for the estate for years in each of the Properties to Buyer and separate deeds for the Remainder Interest to the Remainderman (or its designee), (2) the execution of a tripartite agreement among Seller, Buyer and the Remainderman relating to, inter alia, the extension terms under the Lease,
(3) delivering appropriate title insurance policies to the Remainderman, and (4) delivery of such other documents as may be reasonably required. The Seller Entities acknowledge that Remainderman is an approved assignee of this Agreement to the extent of the Remainder Interest.

     16. Miscellaneous Provisions.

     A. Notices. All notices, consents, approvals or other instruments required or permitted to be given by either party pursuant to this Agreement shall be in writing and given by (i) hand delivery, (ii) facsimile, (iii) express overnight delivery service or (iv) certified or registered mail, return receipt requested, and shall be deemed to have been delivered upon (a) receipt, if hand delivered,
(b) transmission, if delivered by facsimile, (c) the next business day, if delivered by express overnight delivery service, or (d) the third business day following the day of deposit of such notice with the United States Postal Service, if sent by certified or registered mail, return receipt requested. Notices shall be provided to the parties and addresses (or facsimile numbers, as applicable) specified below:

        If to Seller:                    Hops Grill & Bar, Inc.
                                         2701 North Rocky Point Drive
                                         Suite 300
                                         Tampa, FL  33607
                                         Attention:  Mr. Zack Kollias
                                         Telephone:     (813) 282-9350
                                         Telecopy:      (813) 282-9451

        With a copy to:                  Love, Thornton, Arnold & Thomason, P.A.
                                         Post Office Box 10045
                                         410 East Washington Street (29601)
                                         Greenville, SC  29603
                                         Attention:  Jennings L. Graves, Esq.
                                         Telephone:     (864) 242-6360
                                         Telecopy:      (864) 271-7972

        If to Guarantor:                 Avado Brands, Inc.
                                         Hancock at Washington
                                         Madison, GA  30650
                                         Attention:  Mr. Erich J. Booth
                                         Telephone:     (706) 342-4552
                                         Telecopy:      (706) 342-4057

        With a copy to:                  Love, Thornton, Arnold & Thomason, P.A.
                                         Post Office Box 10045
                                         410 East Washington Street (29601)
                                         Greenville, SC  29603
                                         Attention:  Jennings L. Graves, Esq.
                                         Telephone:     (864) 242-6360
                                         Telecopy:      (864) 271-7972

        If to Buyer:                     Pubs Property, LLC
                                         c/o U.S. Realty Advisors, LLC
                                         1370 Avenue of the Americas
                                         New York, NY 10019
                                         Attention:  Mr. David M. Ledy
                                         Telephone:     (212) 581-4540
                                         Telecopy:      (212) 581-4950

        With a copy to:                  Proskauer Rose LLP
                                         1585 Broadway
                                         New York, NY 10036
                                         Attention:  Kenneth S. Hilton, Esq.
                                         Telephone:     (212) 969-3000
                                         Telecopy:      (212) 969-2900

     B. Risk of Loss. As between Buyer and the Seller Entities, the Seller Entities shall be responsible for the risk of loss, damage or destruction of any of the Properties or any part thereof prior to the Closing Date.

     C. Condemnation. In the event of a taking of all or any part of any of the Properties prior to the Closing, Buyer at its sole option shall have the right to either (i) receive the proceeds of any condemnation award and, proceed to close this transaction or (ii) terminate this Agreement with respect to any Property which is subject to such taking. Buyer and Seller agree to execute such amendments to this Agreement as may be reasonably required by Buyer to evidence any such termination.

     D. Real Estate Commission. Buyer and the Seller Entities represent and warrant to each other that they have dealt with no real estate broker, agent, finder or other intermediary in connection with the transactions contemplated by this Agreement, except SunTrust Equitable Securities whose fee shall be paid by Buyer. Buyer and the Seller Entities shall indemnify and hold each other harmless for, from and against any costs, claims or expenses, including attorneys' fees, arising out of the breach of their respective representations and warranties contained within this Section.

     E. Waiver and Amendment. No provisions of this Agreement shall be deemed waived or amended except by a written instrument unambiguously setting forth the matter waived or amended and signed by the party against which enforcement of such waiver or amendment is sought. Waiver of any matter shall not be deemed a waiver of the same or any other matter on any future occasion.

     F. Captions. Captions are used throughout this Agreement for convenience of reference only and shall not be considered in any manner in the construction or interpretation hereof.

     G. Buyer's Liability. Notwithstanding anything to the contrary provided in this Agreement, it is specifically understood and agreed, such agreement being a primary consideration for the execution of this Agreement by Buyer, that (i) there shall be absolutely no personal liability on the part of Buyer, its successors or assigns and the trustees, members, partners, shareholders, officers, directors, employees and agents of Buyer and its successors and assigns, to any of the Seller Entities with respect to any of the terms, covenants and conditions of this Agreement or the other Sale-Leaseback Documents, as applicable, (ii) the Seller Entities waive all claims, demands and causes of action against the trustees, members, partners, shareholders, officers, directors, employees and agents of Buyer and its successors or assigns in the event of any breach by Buyer of any of the terms, covenants and conditions of this Agreement or the other Sale-Leaseback Documents, as applicable, to be performed by Buyer, and (iii) the Seller Entities shall look solely to the Properties for the satisfaction of each and every remedy of the Seller Entities in the event of any breach by Buyer of any of the terms, covenants and conditions of this Agreement or the other Sale-Leaseback
Documents, as applicable, to be performed by Buyer, or any other matter in connection with this Agreement, the other Sale-Leaseback Documents or any of the Properties, such exculpation of liability to be absolute and without any exception whatsoever.

     H. Severability. The provisions of this Agreement shall be deemed severable. If any part of this Agreement shall be held unenforceable, the remainder shall remain in full force and effect, and such unenforceable provision shall be reformed by such court so as to give maximum legal effect to the intention of the parties as expressed therein.

     I. Construction Generally. This is an agreement between parties who are experienced in sophisticated and complex matters similar to the transaction contemplated by this Agreement and is entered into by both parties in reliance upon the economic and legal bargains contained herein and shall be interpreted and construed in a fair and impartial manner without regard to such factors as the party which prepared the instrument, the relative bargaining powers of the parties or the domicile of any party. Each of the Seller Entities and Buyer were represented by legal counsel competent in advising them of their obligations and liabilities hereunder.

     J. Other Documents. Each of the parties agrees to sign such other and further documents as may be necessary or reasonably requested by the other party in order to carry out the intentions expressed in this Agreement.

     K. Attorneys' Fees. In the event of any judicial or other adversarial proceeding between the parties concerning this Agreement, the prevailing party shall be entitled to recover all of its attorneys' fees and other costs in addition to any other relief to which it may be entitled. References in this Agreement to Buyer's attorneys' fees and/or costs shall mean both the fees and costs of independent counsel retained by Buyer with respect to this transaction and the fees and costs of Buyer's in-house counsel incurred in connection with this transaction.

     L. Entire Agreement. This Agreement, together with any other certificates, instruments or agreements to be delivered hereunder, constitute the entire agreement between the parties with respect to the subject matter hereof, and there are no other representations, warranties or agreements, written or oral, between the Seller Entities and Buyer with respect to the subject matter of this Agreement. Notwithstanding anything in this Agreement to the contrary, upon the execution and delivery of this Agreement by the Seller Entities and Buyer, the Commitment shall be deemed null and void and of no further force and effect and the terms and conditions of this Agreement shall control notwithstanding that such terms and conditions are inconsistent with or vary from those set forth in the Commitment.

     M. Recording. At the election of Buyer, this Agreement may be recorded in the appropriate governmental office so as to impart constructive notice of the terms and provisions hereof.

     N. Forum Selection; Jurisdiction; Venue; Choice of Law. The Seller Entities acknowledge that this Agreement was partially negotiated in the State of Arizona, the Agreement was delivered by the Seller Entities and Buyer in the State of Arizona, all payments under the Lease will be delivered in the State of Arizona (unless otherwise directed by Buyer or its successors) and there are substantial contacts between the parties and the transactions contemplated herein and the State of Arizona. For purposes of any action or proceeding arising out of this Agreement, the parties hereto hereby expressly submit to the jurisdiction of all federal and state courts located in the State of Arizona and the Seller Entities consent that they may be served with any process or paper by registered mail or by personal service within or without the State of Arizona in accordance with applicable law. Furthermore, each of the Seller Entities waives and agrees not to assert in any such action, suit or proceeding that it is not personally subject to the jurisdiction of such courts, that the action, suit or proceeding is brought in an inconvenient forum or that venue of the action, suit or proceeding is improper. It is the intent of the parties hereto that all provisions of this Agreement shall be governed by and construed under the laws of the State of Arizona. To the extent that a court of competent jurisdiction finds Arizona law inapplicable with respect to any provisions hereof, then, as to those provisions only, the law of the states in which the Properties are located, as applicable, shall be deemed to apply. Nothing in this Section shall limit or restrict the right of Buyer to commence any proceeding in the federal or state courts located in the states in which the Properties are located, as applicable, to the extent Buyer deems such proceeding necessary or advisable to exercise remedies available under this Agreement.

     O.   Counterparts.   This   Agreement  may  be  executed  in  one  or  more
counterparts, each of which shall be deemed an original.

     P. Binding Effect. This Agreement shall be binding upon and inure to the benefit of the Seller Entities and Buyer and their respective successors and permitted assigns, including, without limitation, any United States trustee, any debtor-in-possession or any trustee appointed from a private panel.

     Q. Survival. Except for the conditions of Closing set forth in Section 11, which shall be satisfied or waived as of the Closing Date, all representations, warranties, agreements, obligations and indemnities of the Seller Entities and Buyer set forth in this Agreement (including, without limitation, the provisions of Sections 7, 8 and 14) shall survive the Closing.

     R. Waiver of Jury Trial and Punitive, Consequential, Special and Indirect Damages. BUYER AND THE SELLER ENTITIES HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT THEY MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY AND ALL ISSUES PRESENTED IN ANY ACTION, PROCEEDING, CLAIM OR COUNTERCLAIM BROUGHT BY ANY OF THE PARTIES HERETO AGAINST THE OTHERS OR THEIR SUCCESSORS WITH RESPECT TO ANY MATTER ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR ANY DOCUMENT CONTEMPLATED HEREIN OR RELATED HERETO. THIS WAIVER BY THE PARTIES HERETO OF ANY RIGHT THEY MAY HAVE TO A TRIAL BY JURY HAS BEEN NEGOTIATED AND IS AN ESSENTIAL ASPECT OF THEIR BARGAIN. FURTHERMORE, THE SELLER ENTITIES HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT THEY MAY HAVE TO SEEK PUNITIVE, CONSEQUENTIAL, SPECIAL AND INDIRECT DAMAGES FROM BUYER AND ANY OF BUYER'S AFFILIATES, OFFICERS, DIRECTORS, MEMBERS OR EMPLOYEES OR ANY OF THEIR SUCCESSORS WITH RESPECT TO ANY AND ALL ISSUES PRESENTED IN ANY ACTION, PROCEEDING, CLAIM OR COUNTERCLAIM BROUGHT BY ANY OF THE SELLER ENTITIES AGAINST BUYER OR ANY OF BUYER'S AFFILIATES, OFFICERS, DIRECTORS, MEMBERS OR EMPLOYEES OR ANY OF THEIR SUCCESSORS WITH RESPECT TO ANY MATTER ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR ANY DOCUMENT CONTEMPLATED HEREIN OR RELATED HERETO. THE WAIVER BY THE SELLER ENTITIES OF ANY RIGHT THEY MAY HAVE TO SEEK PUNITIVE, CONSEQUENTIAL, SPECIAL AND INDIRECT DAMAGES HAS BEEN NEGOTIATED BY THE PARTIES HERETO AND IS AN ESSENTIAL ASPECT OF THEIR BARGAIN.

     S.  Reliance  By Lender.  The Seller  Entities  acknowledge  and agree that
Lender may rely on all of the representations, warranties and covenants set forth in this Agreement, that Lender is an intended third-party beneficiary of such representations, warranties and covenants and that Lender shall have all rights and remedies available at law or in equity as a result of a breach of such representations, warranties and covenants, including to the extent applicable, the right of subrogation.

         IN WITNESS WHEREOF, the Seller Entities and Buyer have entered into this Agreement as of the date first above written.

                                        BUYER:

                                        PUBS PROPERTY, LLC,
                                        a Delaware limited liability company

                                        By: Pubs Equity, LLC,
                                        a Delaware limited liability company,
                                        its member


                                        By
                                        ----------------------------------------
                                        Laurie A. Hawkes
                                        Member


                                        SELLER:

                                        HOPS GRILL & BAR, INC.,
                                        a Florida corporation

                                        By
                                        ----------------------------------------
                                        Margaret E. Waldrep
                                        Chief Administrative Officer


                                        GUARANTOR:
                                        AVADO BRANDS, INC.,
                                        a Georgia corporation


                                        By
                                        ----------------------------------------
                                        Margaret E. Waldrep
                                        Chief Administrative Officer

     Exhibits and schedules to this agreement are not filed pursuant to Item 601(b)(2) of SEC Regulation S-K. By the filing of this Form 10-K, the Registrant hereby agrees to furnish supplementally a copy of any ommitted exhibit or schedule to the Commission upon request.



                                       20